Exhibit 10.46

FIRST AMENDMENT TO

CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 4, 2013, is entered into by and among PACIFIC ETHANOL HOLDING CO. LLC, a Delaware limited liability company (“Pacific Holding”), PACIFIC ETHANOL MADERA LLC, a Delaware limited liability company (“Madera”), PACIFIC ETHANOL COLUMBIA, LLC, a Delaware limited liability company (“Boardman”), PACIFIC ETHANOL STOCKTON LLC, a Delaware limited liability company (“Stockton”), and PACIFIC ETHANOL MAGIC VALLEY, LLC, a Delaware limited liability company (“Burley” and, together with Pacific Holding, Madera, Boardman and Stockton, the “Borrowers”), Pacific Holding, as Borrowers’ Agent, NEW PE HOLDCO LLC, a Delaware limited liability company, as Pledgor (the “Pledgor”), each of the Lenders, WELLS FARGO BANK, N.A., as administrative agent for the Lenders (“Administrative Agent”), WELLS FARGO BANK, N.A., as collateral agent for the Senior Secured Parties (“Collateral Agent”) and AMARILLO NATIONAL BANK, as accounts bank (“Accounts Bank”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement (as hereinafter defined).

RECITALS

WHEREAS, Borrowers, Borrowers’ Agent, Pledgor, the Lenders party thereto, Administrative Agent, Collateral Agent, Accounts Bank and Credit Suisse Loan Funding LLC, as syndication agent, entered into that certain Credit Agreement dated as of October 29, 2012 (the “Credit Agreement”);

WHEREAS, Borrowers and Borrowers’ Agent have requested, and the Lenders have agreed to, certain amendments to the Credit Agreement upon the terms and subject to the conditions set forth herein;

NOW, THEREFORE, the parties hereto agree that upon the occurrence of the Amendment Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

SECTION 1.	Amendments to Credit Agreement. The Credit Agreement is hereby amended to delete the definition of “Maturity Date” in the Credit Agreement in its entirety and replaced such definition with the following:

“Maturity Date” means June 25, 2015 or such later date on or prior to June 25, 2016, as may be agreed to in any Maturity Date Extension.

SECTION 2.	Consent to Amendment of Senior Credit Agreement. Each Lender hereby consents to the execution and delivery by each party thereto of the First Amendment to Second Amended and Restated Credit Agreement of even date herewith and substantially in the form attached hereto as Exhibit A (the “Junior Credit Agreement Amendment”).

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SECTION 3.	Payment of Costs and Fees. Each Borrower (i) reaffirms its obligations under Section 11.07 of the Credit Agreement and (ii) without limiting the provisions set forth in Section 11.07 of the Credit Agreement, acknowledges, consents and agrees that it shall promptly pay, upon receipt of invoices therefor, to the Administrative Agent and each Lender all reasonable out-of-pocket costs, fees, expenses and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment incurred by or on behalf of such Persons, including, without limitation, the reasonable fees and disbursements of Sidley Austin LLP, counsel to certain Lenders.

SECTION 4.	Acknowledgements.

4.1.	Reaffirmation of Obligations. Each Loan Party hereby (a) reaffirms, acknowledges, confirms and agrees to its respective guarantees, pledges and grants of security interests and other commitments and Obligations under the Financing Documents and (b) confirms and agrees that the Financing Documents and all guarantees, pledges and grants of security interests and other commitments and Obligations thereunder shall continue to be in full force and effect following the effectiveness of this Amendment. All Obligations under the Credit Agreement and the other Financing Documents owing by the Loan Parties to the Administrative Agent, the Collateral Agent, the Accounts Bank and each Lender, as the case may be, are unconditionally owing by the Loan Parties to the Administrative Agent, the Collateral Agent and each Lender, as the case may be, without offset, defense or counterclaim of any kind, nature or description whatsoever.

4.2.	Acknowledgement of Security Interests. Each Loan Party hereby acknowledges, confirms and agrees that the Collateral Agent, for itself and the benefit of Senior Secured Parties, has and shall continue to have valid, enforceable and perfected first-priority liens (subject only to Permitted Liens) upon and security interests in the Collateral granted to the Collateral Agent, for itself and the benefit of Senior Secured Parties, pursuant to the Financing Documents.

4.3.	Binding Effect of Documents. Each Loan Party hereby acknowledges, confirms and agrees that: (i) each of the Financing Documents to which it is a party has been duly executed and delivered to the Administrative Agent, the Collateral Agent, the Accounts Bank and the Lenders thereto by it, and each is in full force and effect as of the Amendment Effective Date, (ii) the agreements and obligations of such Loan Party contained in the Credit Agreement as amended by this Amendment (the “Amended Credit Agreement”), in each of the other Financing Documents and in this Amendment constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with their respective terms, and such Loan Party has no valid defense to the enforcement of the obligations under the Amended Credit Agreement or the other Financing Documents, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws limiting creditors rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) the Administrative Agent, the Collateral Agent, the Accounts Bank and each Lender are and shall be entitled to the rights, remedies and benefits provided for in the Financing Documents and under applicable law or at equity.

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SECTION 5.	Representations and Warranties of Loan Parties. Each of the Loan Parties hereby represents and warrants in favor of the Administrative Agent, the Collateral Agent, the Accounts Bank and each Lender as follows:

5.1.	The execution, delivery and performance by such Loan Party of this Amendment and the performance of the Amended Credit Agreement are within such Loan Party’s powers and have been duly authorized by all necessary action on the part of such Loan Party.

5.2.	This Amendment has been duly executed and delivered by such Loan Party and each of this Amendment, the Amended Credit Agreement and the other Financing Documents constitutes a legal, valid and binding obligation of such Loan Party enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws limiting creditors rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3.	The execution, delivery or performance of this Amendment by such Loan Party (i) does not require any consent or approval of, registration of filing with, or any other action by, any Person (including, without limitation, any Governmental Authority) except (A) such as have been obtained or made and are in full force and effect and (B) filings necessary to perfect Liens created by the Financing Documents, (ii) will not violate the organizational or governing documents of any Loan Party and (iii) will not violate any applicable Law or any Contractual Obligation applicable to or binding upon such Loan Party or any of their respective properties or assets.

5.4.	No event has occurred or is continuing, that would constitute a Default or an Event of Default under the Credit Agreement, the Amended Credit Agreement or any other Financing Document.

5.5.	As of the Amendment Effective Date no litigation by, investigation known to such Loan Party by, or proceeding of, any Governmental Authority is pending or, to the knowledge of such Loan Party, has been threatened against such Loan Party which (i) challenges such Loan Party’s right, power, or competence to enter into this Amendment or perform any of its obligations under this Amendment, the Amended Credit Agreement or any other the Financing Documents or the validity or enforceability of this Amendment, the Amended Credit Agreement or any other Financing Document or any action taken under this Amendment, the Amended Credit Agreement or any other Financing Document or (ii) is reasonably likely, if adversely decided, to have a Material Adverse Effect.

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5.6.	After giving effect to this Amendment, the representations and warranties of such Loan Party contained in the Amended Credit Agreement and the other Financing Documents are true and correct in all material respects (provided, that if any representation or warranty is by its terms qualified by concepts of materiality, such representation shall be true and correct in all respects) on and as of the Amendment Effective Date with the same effect as if such representations and warranties had been made on and as of such date, except that any such representation or warranty which is expressly made only as of a specified date need be true only as of such date.

SECTION 6.	Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the first date on or prior to January 15, 2013 on which each of the following conditions has been satisfied (or waived in writing by the Lenders) (the “Amendment Effective Date”):

6.1.	Amendment. The Administrative Agent shall have received duly executed counterparts of this Amendment from each Loan Party, each of the Lenders, the Collateral Agent, the Administrative Agent and the Accounts Bank.

6.2.	Junior Credit Agreement Amendment. The substantially concurrent occurrence of the “Amendment Effective Date” as defined in the Junior Credit Agreement Amendment.

6.3.	Closing under Securities Purchase Agreement. All conditions precedent to the “Closing” as defined in the Securities Purchase Agreement, dated as of December 19, 2012 by and among Pacific Ethanol and the investors party thereto, have been satisfied (other than the occurrence of the “Amendment Effective Date” as defined in each of this Amendment and in the Junior Credit Agreement Amendment).

6.4.	Costs and Expenses. The Borrowers shall have paid all fees, costs and expenses incurred in connection with this Amendment and any other Financing Documents that have been invoiced and are required to be paid hereunder or under the Credit Agreement (including, without limitation, reasonable legal fees and expenses of the Administrative Agent and each Lender).

6.5.	Representations and Warranties. The representations and warranties made or deemed made by the Loan Parties under this Amendment shall be true and correct (subject to the materiality qualifiers set forth in such representations and warranties) as of the Amendment Effective Date.

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6.6.	Customary Closing Documents. The Lenders shall have received such officer’s certificates, secretary’s certificates, resolutions, lien searches and other customary deliverables as they shall request.

Upon satisfaction of the foregoing closing conditions, at the request of Borrowers’ Agent, the Lenders shall promptly provide written confirmation to Borrowers’ Agent and the Administrative Agent of such satisfaction and identify the Amendment Effective Date.

SECTION 7.	Effect on the Financing Documents.

7.1.	Except as set forth in this Amendment, the Credit Agreement and each of the other Financing Documents shall be and remain unchanged and in full force and effect in accordance with their respective terms, are hereby ratified and confirmed in all respects and the Administrative Agent, the Collateral Agent, the Accounts Bank and each Lender expressly reserves the right to require strict compliance with the terms of the Credit Agreement (and, following the Amendment Effective Date, the Amended Credit Agreement) and the other Financing Documents. The execution, delivery, and performance of this Amendment shall not operate as a modification or waiver of any right, power, or remedy of any Agent or any Lender under the Credit Agreement (and, following the Amendment Effective Date, the Amended Credit Agreement) or any other Financing Document and no such action shall be construed as (i) a waiver or forbearance of any of the Administrative Agent’s, the Collateral Agent’s, the Accounts Bank’s or the Lenders’ rights, remedies, and powers against the Borrowers, any other Loan Party or the Collateral (including, without limitation, the right to terminate without notice the making of Revolving Loans) or (ii) a waiver of any Default or Event of Default. Notwithstanding any provision of this Amendment, nothing herein shall adversely affect the rights, remedies, duties, liabilities, obligations and/or responsibilities of any Lender that has not consented to the terms hereof to the extent such consent may be required pursuant to the Credit Agreement, including Section 11.01 thereof.

7.2.	Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Financing Documents to “the Credit Agreement,” “thereunder,” “therein,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.

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7.3.	To the extent that any terms and conditions in any of the Financing Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified hereby (except to the extent that such contradiction or conflict is expressly permitted by this Amendment).

SECTION 8.	Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to conflicts of law principles that would require the application of laws of another jurisdiction.

SECTION 9.	Financing Document. This Amendment shall be deemed to be a Financing Document for all purposes.

SECTION 10.	RELEASE BY LOAN PARTIES. As of the Effective Date, each Loan Party hereby waives, releases, remises and forever discharges the Administrative Agent, the Collateral Agent, the Accounts Bank, each Lender, each of the other Senior Secured Parties, each of their respective Affiliates and each of the officers, directors, employees, and professionals of each Lender, the Administrative Agent, the Collateral Agent, the Accounts Bank and each of the other Senior Secured Parties and their respective Affiliates (collectively, the “Releasees”), from any and all claims, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which such Loan Party ever had from the beginning of the world or now has or that any of the Loan Parties’ respective successors and assigns hereafter can or may have against any such Releasee which relates, directly or indirectly to the Credit Agreement, any other Financing Document, or to any acts or omissions of any such Releasee relating to the Credit Agreement or any other Financing Document in each case, pertaining to facts, events or circumstances existing on or prior to the date hereof, including, without limitation, the execution and delivery by any and all Releasees of this Amendment, except for the duties and obligations expressly set forth in this Amendment, the Credit Agreement and the other Financing Documents (as modified by the provisions hereof). As to each and every claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein, and waives the benefits of each provision of applicable federal or state law (including, without limitation, the laws of the state of New York), if any, pertaining to general releases after having been advised by its legal counsel with respect thereto. Each Loan Party understands that the facts which they believe to be true at the time of making the release provided for herein may later turn out to be different than they now believe, and that information which is not now known or suspected may later be discovered. Each Loan Party accepts this possibility, and each Loan Party assumes the risk of the facts being different and new information being discovered; and each Loan Party further agrees that the release provided for herein shall in all respects continue to be effective and not subject to termination or rescission because of any difference in such facts or any new information.

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SECTION 11.	Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

SECTION 12.	Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 13.	.Lender Direction. Each of the undersigned Lenders hereby directs each of the Administrative Agent, the Collateral Agent and the Accounts Bank to execute and deliver this Amendment and to perform its respective obligations hereunder.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers as of the day and year first written above.

PACIFIC ETHANOL HOLDING CO. LLC, as a Borrower and as Borrowers’ Agent

By:	/s/ Bryon T. McGregor
Name: Bryon T. McGregor
Title: Chief Operating Officer

PACIFIC ETHANOL MADERA LLC, as a Borrower

By:	/s/ Bryon T. McGregor
Name: Bryon T. McGregor
Title: Chief Operating Officer

PACIFIC ETHANOL COLUMBIA, LLC, as a Borrower

By:	/s/ Bryon T. McGregor
Name: Bryon T. McGregor
Title: Chief Operating Officer

PACIFIC ETHANOL STOCKTON LLC, as a Borrower

By:	/s/ Bryon T. McGregor
Name: Bryon T. McGregor
Title: Chief Operating Officer

PACIFIC ETHANOL MAGIC VALLEY, LLC, as a Borrower

By:	/s/ Bryon T. McGregor
Name: Bryon T. McGregor
Title: Chief Operating Officer

Signature Page to First Amendment to Priming Credit Agreement

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NEW PE HOLDCO, LLC, as Pledgor

By:	/s/ Bryon T. McGregor
Name: Bryon T. McGregor
Title: Chief Operating Officer

AMARILLO NATIONAL BANK, as Accounts Bank

By:	/s/ Craig L. Sanders
Name: Craig L. Sanders
Title: Executive Vice President

WELLS FARGO BANK, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Michael Pinzon
Name: Michael Pinzon
Title: Vice President

Signature Page to First Amendment to Priming Credit Agreement

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CREDIT SUISSE LOAN FUNDING LLC, as Lender

By:	/s/ Michael Wotanowski
Name: Michael Wotanowski
Title: Authorized Signatory

By:	/s/ Leigh Dworkin
Name: Leigh Dworkin
Title: Authorized Signatory

Signature Page to First Amendment to Priming Credit Agreement

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EXHIBIT A

Junior Credit Agreement Amendment

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